Exhibit 10.12(i)

THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

Dated as of March 11, 2002

among

SABRE INC.,

as the Construction Agent and as the Lessee,

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as

First Security Bank, National Association),

not individually, except as expressly

stated herein, but solely as the Owner Trustee

under the TSG Trust 1999-1,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES

HERETO FROM TIME TO TIME,

as the Holders,

THE VARIOUS BANKS AND OTHER LENDING INSTITUTIONS WHICH ARE PARTIES

HERETO FROM TIME TO TIME,

as the Lenders,

and

BANK OF AMERICA, N.A.,

as the Agent for the Lenders

and respecting the Security Documents,

as the Agent for the Lenders and the Holders,

to the extent of their interests

BANC OF AMERICA SECURITIES LLC,

as Lead Arranger and Sole Book Manager

THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of March 11, 2002 (this “Amendment”) is by and among SABRE INC., a Delaware corporation (the “Lessee” or the “Construction Agent”); WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually (in its individual capacity, the “Trust Company”), except as expressly stated in the Participation Agreement (hereinafter defined), but solely as the Owner Trustee under the TSG Trust 1999-1 (the “Owner Trustee”, the “Borrower” or the “Lessor”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the TSG Trust 1999-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a “Holder” and collectively, the “Holders”); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a “Lender” and collectively, the “Lenders”); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement dated as of September 14, 1999, by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent (as amended by that certain First Amendment and Restatement of Operative Agreements dated as of December 15, 1999 and as further amended by that certain Second Amendment to Certain Operative Agreements dated as of October 4, 2000 each of which was by and among the Lessee, the Construction Agent, the Owner Trustee, the Holders which were parties thereto, the Lenders which were parties thereto and the Agent and as hereinafter amended, modified, extended, supplemented, restated and/or replaced from time to time, the “Participation Agreement”).

R E C I T A L S

WHEREAS, the parties to this Amendment are parties to the Participation Agreement and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $310 million lease facility (the “Facility”) that has been established in favor of the Lessee;

WHEREAS, the parties to this Amendment have agreed to modify the Participation Agreement and to amend other provisions of the Operative Agreements on the terms and conditions set forth herein;

A G R E E M E N T

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                       Appendix A to the Participation Agreement is hereby amended by adding the following definitions in correct alphabetical order and deleting any definition being replaced thereby.

“Cherokee Data Center” shall mean the Property located in or about Tulsa, Oklahoma, as more specifically referenced in Lease Supplement No. 3 dated as of December 15, 1999 between the Lessor and the Lessee.

“Construction Period Termination Date” shall mean the earlier of (i) the date that the Commitments have been terminated in their entirety in accordance with the terms of Section 2.5(a) of the Credit Agreement, or (ii) (A) except with respect to the Cherokee Data Center, the thirty (30) month anniversary of the Initial Closing Date and (B) only with respect to the Cherokee Data Center, June 12, 2002.

“EDS” shall mean Electronic Data Systems Corporation, a Delaware corporation.

2.                                       Article XXI of the Lease is amended and restated in its entirety as follows:

ARTICLE XXI

Notwithstanding the provisions of Sections 20.1 and 20.2 but only with regard to the Purchase Option pertaining to the Cherokee Data Center, Lessee may elect upon notice to the Agent that either Lessee or EDS may purchase the Cherokee Data Center on a Business Day designated by Lessee upon no less than fifteen (15) days notice to the Agent (or upon such shorter notice period as is agreeable to the Agent).  To the extent EDS is the purchaser of the Cherokee Data Center, (a) the documents identified in the second paragraph of Section 20.2 shall be issued in favor of, on behalf of or with respect to EDS and (b) Lessee shall be obligated for (i) the payment of any portion of the Termination Value for the Cherokee Data Center not paid by EDS on the designated purchase date and (ii) the performance of any and all other obligations of Lessee (in each of its various capacities) under the Operative Agreements relating to the Cherokee Data Center.  Notwithstanding the purchase of the Cherokee Data Center by EDS, Lessee shall continue to be obligated to pay and perform (or to cause to be paid and performed) all payment, performance and other obligations of Lessee which by their terms survive expiration or termination of this Lease (in each of its various capacities) under the Operative Agreements regarding the Cherokee Data Center or otherwise.

3.                                       This Amendment shall be effective upon (i) execution and delivery of this Amendment by all parties to this Amendment referenced on the signature pages hereto and (ii) payment by, or on behalf of, the Lessee of all fees, if any, owing in connection with this

Amendment, including without limitation, to each consenting Lender and Holder that executes and delivers this Amendment, a nonrefundable amendment fee equal to such ratable portion of such Lender or Holder in the product of (a) $100,000,000 multiplied by (b) 20 basis points, which fees shall be deemed fully earned and due and payable on the effective date of this Amendment.

4.                                       Within ten (10) days of any receipt from the Agent of any requested documentation, the Lessee shall promptly cause to be executed, acknowledged or delivered all such further conveyances and documents as the Agent may reasonably request in order to carry out and effectuate the intent and purposes of this Amendment, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of Mortgage Instruments and other filings or registrations which the Agent hereto may from time to time request to be filed or effected).

5.                                       The parties hereto agree that, notwithstanding any heading or title to this Amendment, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits thereto) shall remain in full force and effect except as modified by this Amendment.  All references in any Operative Agreement to the Operative Agreements shall henceforth include references to the Operative Agreements, as modified and amended by this Amendment, and as may, from time to time, be further amended or modified in accordance with the terms thereof.

6.                                       The Borrower and the Lessee, as applicable, affirm the liens and security interests created and granted in the Security Documents and in any other Operative Agreement and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

7.                                       The Lessee agrees to pay (or to cause to be paid) all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

8.                                       This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

9.                                       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT TO THE EXTENT THIS AMENDMENT AMENDS THE TRUST AGREEMENT, SUCH PORTION OF THIS AMENDMENT AMENDING THE TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSTRUCTION AGENT AND LESSEE:	SABRE INC., as the Construction Agent and as the Lessee

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	SVP, Corp Dev & Treasurer

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OWNER TRUSTEE AND LESSOR:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner Trustee under the TSG Trust 1999-1

	By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as a Lender and as the Agent

	By:	/s/ John E. Williams
	Name:	John E. Williams
	Title:	Managing Director

CITIBANK, N.A., as a Lender

By:	/s/ Gaylord C. Holmes
Name:	Gaylord C. Holmes
Title:	Director

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Lender

By:	/s/ J. Dickerhof
Name:	J. Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	Vice President

JPMORGAN CHASE BANK (formerly known as MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as a Lender

By:	/s/ Mae Reeves
Name:	Mae Reeves
Title:	VP

SUNTRUST BANK, ATLANTA, as a Lender

By:	/s/ Frank A. Coe
Name:	Frank A. Coe
Title:	Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ David T. Sunderwirth
Name:	David T. Sunderwirth
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Lender

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

KBC BANK N.V., as a Lender

By:	/s/ Robert Snauffer
Name:	Robert Snauffer
Title:	First Vice President

By:	/s/ Eric Raskin
Name:	Eric Raskin
Title:	Vice President

HOLDERS:	BANK OF AMERICA, N.A., as a Holder

	By:	/s/ John E. Williams
	Name:	John E. Williams
	Title:	Managing Director

CITICORP DEL-LEASE INC., as a Holder

By:	/s/ Robert F. Carr
Name:	Robert F. Carr
Title:	Vice President

FIRST UNION NATIONAL BANK, as a Holder

By:	/s/ Laura B. Smith
Name:	Laura B. Smith
Title:	Vice President

BANCA COMMERCIALE ITALIANA - LOS ANGELES FOREIGN BRANCH, as a Holder

By:	/s/ J. Dickerhof
Name:	J. Dickerhof
Title:	VP

By:	/s/ Frank Maffei
Name:	Frank Maffei
Title:	Vice President

JPMORGAN CHASE BANK (formerly known as MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as a Holder

By:	/s/ Mae Reeves
Name:	Mae Reeves
Title:	VP

SUNTRUST BANK, ATLANTA, as a Holder

By:	/s/ Frank A. Coe
Name:	Frank A. Coe
Title:	Vice President

THE BANK OF NEW YORK, as a Holder

By:	/s/ David T. Sunderwirth
Name:	David T. Sunderwirth
Title:	Vice President

WELLS FARGO BANK (TEXAS), N.A., as a Holder

By:	/s/ Brent Bertino
Name:	Brent Bertino
Title:	Vice President

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